SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): FEBRUARY 12, 2003
                                                         -----------------


                               BCSB BANKCORP, INC.
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       (Exact Name of Registrant as Specified in Charter)


            UNITED STATES                    0-24589              52-2108333
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    (State or Other Jurisdiction of       (Commission         (I.R.S. Employer
    Incorporation or Organization)        File Number)       Identification No.)



4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND                   21236
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(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (410) 256-5000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

EXPLANATORY NOTE:

     This Form 8-K/A is being filed to correct an error in Item 5 to the Current Report on Form 8-K of BCSB Bankcorp, Inc. (the "Company") dated February 12, 2003. This Form 8-K/A clarifies that the Company's press release dated February 12, 2003 reported the Company's unaudited financial results for the quarter ended December 31, 2002 and not the unaudited financial results for the quarter and year ended December 31, 2002 as had previously been incorrectly stated.

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
------------------------------------------------

     On February 12, 2003, BCSB Bankcorp, Inc. (the "Company") issued a press release announcing its unaudited financial results for the quarter ended December 31, 2002.

     A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a)  Not applicable


(b)  Not applicable


(c)  The following exhibit is filed herewith:


     Exhibit 99.1          Press Release dated February 12, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BCSB BANKCORP, INC.
                                           ------------------------------------
                                           (Registrant)


Date:  February 28, 2003                   By:/s/ Gary C. Loraditch
                                              ----------------------------------
                                              Gary C. Loraditch
                                              President

                                  EXHIBIT INDEX


         EXHIBIT NO.                   DESCRIPTION
         ----------                    -----------

           99.1                        Press Release dated February 12, 2003